GOVERNMENT GRANTS	12 Months Ended
Dec. 31, 2012
Government Grants [Abstract]
GOVERNMENT GRANTS
12.           GOVERNMENT GRANTS

Hainan Jinpan, Shanghai Jinpan and Jinpan China received grants in advance from the local Chinese government based on its past business performance and its investment in advance technologies which has to be pre-approved by the government. Government grants are recorded as deferred grant revenue until the terms of the grants are met and final approval from the government is obtained. Once these conditions are satisfied grant revenue is recognized in other income. The Group recognized income of RMB 16.2 million, RMB 13.2 million and RMB 13.1 million respectively in 2012, 2011 and 2010, respectively.  During 2012, Guilin JFT received approximately RMB 19.4 million from Guilin government to subsidize the bank loan interest that occurred for fixed assets investment in Guilin. The amount we received was recorded as deferred grant revenue.